POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Joseph J. Bertini and Stephen J. Laffey and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Americas Government Income Trust, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Emerging Market Debt Fund, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Small Cap Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein Institutional Reserves, Inc.
-AllianceBernstein International Premier Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Multi-Market Strategy Trust, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Real Estate Investment Fund, Inc.
-AllianceBernstein Select Investor Series, Inc.
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-AllianceBernstein Worldwide Privatization Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                                /s/ Ruth Block
                                                -----------------------
                                                    Ruth Block

Dated: February 8, 2005

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Joseph J. Bertini and Stephen J. Laffey and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein All-Asia Investment Fund, Inc.
-AllianceBernstein Americas Government Income Trust, Inc.
-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Emerging Market Debt Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Small Cap Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Greater China '97 Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein Institutional Reserves, Inc.
-AllianceBernstein International Premier Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Multi-Market Strategy Trust, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein New Europe Fund, Inc.
-AllianceBernstein Real Estate Investment Fund, Inc.
-AllianceBernstein Select Investor Series, Inc.
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-AllianceBernstein Worldwide Privatization Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /s/ David H. Dievler
                                                -------------------------
                                                    David H. Dievler

Dated: February 8, 2005

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Joseph J. Bertini and Stephen J. Laffey and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein All-Asia Investment Fund, Inc.
-AllianceBernstein Americas Government Income Trust, Inc.
-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Emerging Market Debt Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Small Cap Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein Institutional Reserves, Inc.
-AllianceBernstein International Premier Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Multi-Market Strategy Trust, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein New Europe Fund, Inc.
-AllianceBernstein Real Estate Investment Fund, Inc.
-AllianceBernstein Select Investor Series, Inc.
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-AllianceBernstein Worldwide Privatization Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /s/ John H. Dobkin
                                                -------------------------
                                                    John H. Dobkin
Dated: February 8, 2005

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp and Joseph Bertini and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Americas Government Income Trust, Inc.
-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Emerging Market Debt Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Small Cap Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Premier Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Real Estate Investment Fund, Inc.
-AllianceBernstein Select Investor Series, Inc.
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Worldwide Privatization Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                                /s/ Michael J. Downey
                                                --------------------------
                                                    Michael J. Downey


Dated: January 10, 2005

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Joseph J. Bertini and Stephen J. Laffey and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein All-Asia Investment Fund, Inc.
-AllianceBernstein Americas Government Income Trust, Inc.
-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Capital Reserves
-AllianceBernstein Corporate Shares
-AllianceBernstein Emerging Market Debt Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Small Cap Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Government Reserves
-AllianceBernstein Greater China '97 Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein Institutional Reserves, Inc.
-AllianceBernstein International Premier Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Multi-Market Strategy Trust, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Municipal Trust
-AllianceBernstein Real Estate Investment Fund, Inc.
-AllianceBernstein Select Investor Series, Inc.
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-AllianceBernstein Worldwide Privatization Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /s/ William H. Foulk, Jr.
                                                ---------------------------
                                                    William H. Foulk, Jr.

Dated: February 8, 2005

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Joseph J. Bertini and Stephen J. Laffey and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Americas Government Income Trust, Inc.
-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Emerging Market Debt Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Small Cap Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Premier Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Real Estate Investment Fund, Inc.
-AllianceBernstein Select Investor Series, Inc.
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Worldwide Privatization Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                                /s/ Marc O. Mayer
                                                -------------------------
                                                    Marc O. Mayer


Dated: February 8, 2005


00250.0157 #548288